UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

EF HUTTON ACQUISITION CORPORATION I

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

EF HUTTON ACQUISITION CORPORATION I

24 Shipyard Drive, Suite 102

Hingham, MA 02043

May 15, 2023

Dear Stockholder:

On behalf of the Board of Directors (the “Board”) of EF Hutton Acquisition Corporation I (“EFHAC,” the “Company” or “we”), I invite you to attend our Special Meeting of Stockholders (the “Special Meeting”). We hope you can join us. The Special Meeting will be held at 12:00pm Eastern Time on June 1, 2023. The Company will be holding the Special Meeting as a virtual meeting via the following information:

EF Hutton Acquisition Corporation I Virtual Stockholder Meeting Information:

Meeting Date: June 1, 2023

Meeting Time: 12:00pm Eastern Time

Special Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/efhuttonspaci/2023

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: 3108140#

The Notice of Special Meeting of Stockholders, the Proxy Statement and the proxy card accompany this letter are also available at https://www.cstproxy.com/efhuttonspaci/2023. We are first mailing these materials to our stockholders on or about May 16, 2023.

As discussed in the enclosed Proxy Statement, the purpose of the Special Meeting is to consider and vote upon the following proposals:

(i) Proposal 1 — A proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which the Company has to consummate a business combination up to nine times, each by an additional one-month, from June 13, 2023 to March 13, 2024 (the termination date as so extended, the “Extended Date”) (we refer to this proposal as the “Extension Amendment Proposal”) by depositing into the trust account (the “Trust Account”) the lesser of $80,000 and $0.04 for each outstanding share of common stock sold in the Company’s initial public offering (the “Extension Payment”) for each one-month extension. A copy of the proposed Extension Amendment is attached hereto as Annex A;

(ii) Proposal 2 — A proposal to direct the chairman of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), from time to time, at the request of the chairman of the Special Meeting (we refer to this proposal as the “Adjournment Proposal”).

The Company’s Charter provides that the Company has the right to extend the time for the Company to complete its initial business combination (the “Combination Period”) from June 13, 2023 to March 13, 2024 (the “Termination Date”) (i.e., 18 months from the consummation of the Company’s initial public offering (the “IPO”)). The only way to extend the Combination Period up to nine times, each by an additional one-month, from June 13, 2023 to March 13, 2024 without the need for a separate stockholder vote under the Charter is for the Company’s sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable deadline, to deposit into the Trust Account $575,000 (i.e., $0.05 per issued and outstanding share of common stock issued in the IPO) for each one-month extension.

If the Extension Amendment Proposal is approved, the Company will have the right to extend the Combination Period up to nine times, each by an additional one-month, from June 13, 2023 to March 13, 2024 (i.e., 18 months from the consummation of the IPO), provided that the Extension Payment of the lesser of $80,000 and $0.04 for each outstanding share of common stock sold in the IPO is deposited into the Trust Account on or prior to the then existing termination date for each one-month extension. Therefore, if the Extension Amendment Proposal is approved, the amount of money needed to extend the time to complete a business combination would be significantly reduced.

As previously announced, on March 3, 2023, the Company entered into that certain merger agreement (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, Humble Imports Inc., d/b/a ECD Auto Design, a Florida corporation (the “ECD”), ECD Auto Design UK, Ltd., an England and Wales corporation (the “ECD UK”), EFHAC Merger Sub, Inc., a Florida corporation and wholly-owned subsidiary of EFHAC (“Merger Sub”) and Scott Wallace, as the Securityholder Representative. Pursuant to the Merger Agreement, Merger Sub will merge with and into ECD, with ECD surviving the merger as a wholly-owned subsidiary of EFHAC (the “Merger” or “Business Combination”). In addition, in connection with the consummation of the Business Combination, EFHAC will be renamed “ECD Automotive Design, Inc.” or such other name designated by ECD by notice to EFHAC. The Merger Agreement provides that the outside date for the closing of the Business Combination (the “Closing”) is September 13, 2023 (the “Outside Date”). All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Merger Agreement.

The Board has unanimously (i) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Merger Agreement and related matters by the stockholders of the Company. The Company will hold a meeting of stockholders to consider and approve the proposed Business Combination and a proxy statement/prospectus will be sent to all of the Company’s stockholders. The Company and other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before June 13, 2023 to hold a special meeting to obtain the requisite stockholder approval of, and to consummate, the Business Combination. The Company’s management believes that it can close the Business Combination before March 13, 2024 (i.e., the end of the extension period). Under the circumstances, EF Hutton Partners, LLC (the “Sponsor”) wants to pay an extension amount that is substantially less than the $575,000 for the extension provided by the Charter. However, this would be contrary to the interests of our remaining public stockholders, who will have substantially less funds in the Trust Account than if the extension provision was not amended.

After consultation with the Sponsor, the Company’s management has reasons to believe that, if the Extension Amendment Proposal is approved, the Sponsor or its affiliates will contribute the lesser of $80,000 and $0.04 for each outstanding share of common stock sold in the Company’s IPO for each one-month extension to the Company as a loan (the “Contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment, upon in advance of the then existing termination date, and to extend the Combination Period up to nine times, each by additional one-month period. The Contribution will be deposited in the Trust Account prior to the then existing termination date. The Contribution will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination in cash or private placement units at a price of $10 per unit at the option of the Sponsor. The loan will be forgiven by the Sponsor or its affiliates if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. If the Board otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date, the Company would wind up its affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment Proposal is not approved.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote the Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the Extended Date.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $118,879,478 (including interest) of marketable securities as of May 10, 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Our sponsor, our officers and directors hold the right to vote over an aggregate of 2,382,500 shares of common stock which include 2,125,000 shares of our common stock, which we refer to as the “Founder Shares,” that were issued prior to our initial public offering (“IPO”) and 257,500 shares of common stock that make part of the private units, which we refer to as the “Private Units,” that were purchased by our sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or June 1, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of May 10, 2023, there was approximately $118,879,478 (including interest) in the Trust Account. If the Extension Amendment Proposal is approved and the Business Combination Period is extended nine times for a total of nine months from June 13, 2023 to March 13, 2024, the redemption price per share at the meeting for the Business Combination or the Company’s subsequent liquidation will be approximately $10.40 per share before deducting estimated taxes payable, in comparison to the current redemption price of approximately $10.33 per share. In connection with any redemptions that may be paid in connection with the proposed Charter Amendment, the Company shall deduct all accrued income and franchise taxes from the interest earned on the Trust Account before the redemption price per share is calculated and paid. The closing price of the Company’s common stock on May 11, 2023 was $10.27. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal and the Adjournment Proposal are not approved and we do not consummate a business combination by June 13, 2023 (or March 13, 2024 if the Sponsor or its affiliates or designees chooses to extend the period of time to consummate a business combination nine times by an additional one-month each time by depositing $575,000 into the Trust Account for each one-month extension), as in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Units.

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on May 10, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment at the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

Sincerely,

/s/ Benjamin Piggott
Benjamin Piggott
Chief Executive Officer
May 15, 2023

EF HUTTON ACQUISITION CORPORATION I

24 Shipyard Drive, Suite 102

Hingham, MA 02043

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 1, 2023

May 15, 2023

To the Stockholders of EF Hutton Acquisition Corporation I:

NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Special Meeting”) of EF Hutton Acquisition Corporation I (“EFHAC,” the “Company” or “we”), a Delaware corporation, will be held on June 1, 2023, at 12:00pm Eastern Time. The Company will be holding the Special Meeting as a virtual meeting via the following information:

EF Hutton Acquisition Corporation I Virtual Stockholder Meeting Information:

Meeting Date: June 1, 2023

Meeting Time: 12:00pm Eastern Time

Special Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/efhuttonspaci/2023

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: 3108140#

The purpose of the Special Meeting will be to consider and vote upon the following proposals:

1.	A proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which the Company has to consummate a business combination up to nine times, each by an additional one-month, from June 13, 2023 to March 13, 2024 (the termination date as so extended, the “Extended Date”) (we refer to this proposal as the “Extension Amendment Proposal”) by depositing into the trust account (the “Trust Account”) the lesser of $80,000 and $0.04 for each outstanding share of common stock sold in the Company’s initial public offering (the “Extension Payment”) for each one-month extension. A copy of the proposed Extension Amendment is attached hereto as Annex A;

2.	A proposal to direct the chairman of the special meeting to adjourn the special meeting to a later date or dates (the “Adjournment”), from time to time, at the request of the chairman of the Special Meeting (we refer to this proposal as the “Adjournment Proposal”); and

3.	To act on such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Board has fixed the close of business on May 10, 2023 as the record date for the Special Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors

/s/ Benjamin Piggott
Benjamin Piggott
Chief Executive Officer

New York, New York

May 15, 2023

IMPORTANT

IF YOU CANNOT PERSONALLY ATTEND THE SPECIAL MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE ISSUES INCLUDED ON THE ENCLOSED PROXY AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 1, 2023. THIS PROXY STATEMENT TO THE STOCKHOLDERS WILL BE AVAILABLE AT https://www.cstproxy.com/efhuttonspaci/2023.

EF HUTTON ACQUISITION CORPORATION I

24 Shipyard Drive, Suite 102

Hingham, MA 02043

PROXY STATEMENT

FOR

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 1, 2023

FIRST MAILED ON OR ABOUT MAY 16, 2023

Date, Time and Place of the Special Meeting

The enclosed proxy is solicited by the Board of Directors (the “Board”) of EF Hutton Acquisition Corporation I (the “Company,” or “we”), a Delaware corporation, in connection with the Special Meeting of Stockholders to be held on June 1, 2023 at 12:00pm Eastern time for the purposes set forth in the accompanying Notice of Meeting. The Company will be holding the Special Meeting, and any adjournments or postponements thereof, as a virtual meeting via the following information:

EF Hutton Acquisition Corporation I Virtual Stockholder Meeting Information:

Meeting Date: June 1, 2023

Meeting Time: 12:00pm Eastern Time

Special Meeting-meeting webpage (information, webcast, telephone access and replay):

https://www.cstproxy.com/efhuttonspaci/2023

Telephone access (listen-only):

Within the U.S. and Canada:

1 800-450-7155 (toll-free)

Outside of the U.S. and Canada:

+1 857-999-9155 (standard rates apply)

Conference ID: 3108140#

The principal executive office of the Company is 24 Shipyard Drive, Suite 102, Hingham, MA 02043 and its telephone number, including area code, is (929) 528-0767.

1

Forward Looking Statements

This Proxy Statement (this “Proxy Statement”) contain certain “forward-looking statements” within the meaning of “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Proxy Statement regarding the proposed transactions contemplated by the Merger Agreement, including the benefits of the Business Combination, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Business Combination. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company and ECD’s managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward- looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward- looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against ECD and the Company following the announcement of the Merger Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of ECD and the Company, certain regulatory approvals, or satisfy other conditions to closing in the Merger Agreement; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the Merger Agreement or could otherwise cause the transaction to fail to close; (5) the impact of the COVID-19 pandemic on ECD’s business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain the listing of the combined companies securities on Nasdaq following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of ECD to grow and manage growth profitably, and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that ECD or the Company may be adversely affected by other economic, business, and/or competitive factors; (12) risks relating to the uncertainty of the projected financial information with respect to ECD; (13) risks related to the organic and inorganic growth of ECD’s business and the timing of expected business milestones; (14) the amount of redemption requests made by the Company’s stockholders; and (15) other risks and uncertainties indicated from time to time in the final prospectus of the Company for its initial public offering and the Registration Statement relating to the proposed business combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. ECD and the Company caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. ECD and the Company do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

Purpose of the Special Meeting

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1.	Proposal 1 — A proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which the Company has to consummate a business combination up to nine times, each by an additional one-month, from June 13, 2023 to March 13, 2024 (the termination date as so extended, the “Extended Date”) (we refer to this proposal as the “Extension Amendment Proposal”) by depositing into the trust account (the “Trust Account”) the lesser of $80,000 and $0.04 for each outstanding share of common stock sold in the Company’s initial public offering (the “Extension Payment”) for each one-month extension. A copy of the proposed Extension Amendment is attached hereto as Annex A;

2.	Proposal 2 — A proposal to direct the chairman of the special meeting to adjourn the Special Meeting to a later date or dates (the “Adjournment”), from time to time, at the request of the chairman of the Special Meeting (we refer to this proposal as the “Adjournment Proposal”); and

3.	To act on such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Company’s Charter provides that the Company has the right to extend the time for the Company to complete its initial business combination (the “Combination Period”) up to nine times, each by an additional one-month, from June 13, 2023 to March 13, 2024 (the “Termination Date”) (i.e., 18 months from the consummation of the Company’s IPO). The only way to extend the Combination Period up to nine times, each by an additional one-month, from June 13, 2023 to March 13, 2024 without the need for a separate stockholder vote under the Charter is for the Company’s sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable deadline, to deposit into the Trust Account $575,000 (i.e., $0.05 per issued and outstanding share of common stock issued in the IPO) for each one-month extension.

2

If the Extension Amendment Proposal is approved, the Company will have the right to extend the Combination Period up to nine times, each by an additional one-month, from June 13, 2023 to March 13, 2024 (i.e., 18 months from the consummation of the IPO), provided that the Extension Payment of the lesser of $80,000 and $0.04 for each outstanding share of common stock sold in the IPO is deposited into the Trust Account on or prior to the then existing termination date for each one-month extension. Therefore, if the Extension Amendment Proposal is approved, the amount of money needed to extend the time to complete a business combination would be significantly reduced.

As previously announced, on March 3, 2023, the Company entered into that certain merger agreement (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, Humble Imports Inc., d/b/a ECD Auto Design, a Florida corporation (the “ECD”), ECD Auto Design UK, Ltd., an England and Wales corporation (the “ECD UK”), EFHAC Merger Sub, Inc., a Florida corporation and wholly-owned subsidiary of EFHAC (“Merger Sub”) and Scott Wallace, as the Securityholder Representative. Pursuant to the Merger Agreement, Merger Sub will merge with and into ECD, with ECD surviving the merger as a wholly-owned subsidiary of EFHAC (the “Merger” or “Business Combination”). In addition, in connection with the consummation of the business combination, EFHAC will be renamed “ECD Automotive Design, Inc.” or such other name designated by ECD by notice to EFHAC. The Merger Agreement provides that the outside date for the closing of the Business Combination (the “Closing”) was September 13, 2023 (the “Outside Date”). All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Merger Agreement.

The Company’s Board has unanimously (i) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Merger Agreement and related matters by the stockholders of the Company. The Company will hold a meeting of stockholders to consider and approve the proposed Business Combination and a proxy statement/prospectus will be sent to all of the Company’s stockholders. The Company and other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before June 13, 2023 to hold a special meeting to obtain the requisite stockholder approval of, and to consummate, the Business Combination. The Company’s management believes that it can close the Business Combination before March 13, 2024 (i.e., the end of the extension period). Under the circumstances, EF Hutton Partners, LLC (the “Sponsor”) wants to pay an extension amount that is substantially less than the $575,000 for the extension provided by the Charter. However, this would be contrary to the interests of our remaining public stockholders, who will have substantially less funds in the Trust Account than if the extension provision was not amended.

After consultation with the Sponsor, the Company’s management has reasons to believe that, if the Extension Amendment Proposal is approved, the Sponsor or its affiliates will contribute the lesser of $80,000 and $0.04 for each outstanding share of common stock sold in the Company’s IPO for each one-month extension to the Company as a loan (the “Contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment, prior to the then existing termination date, and to extend the Combination Period up to nine times, each by additional one-month. The Contribution will be deposited in the Trust Account prior to the then existing termination date. The Contribution will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination in cash or private placement units at a price of $10 per unit at the option of the Sponsor. The loan will be forgiven by the Sponsor or its affiliates if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. If the Board otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date, the Company would wind up its affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment Proposal is not approved.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

3

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote the Business Combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the Extended Date.

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $118,879,478 (including interest) of marketable securities as of May 10, 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Our sponsor, our officers and directors hold the right to vote over an aggregate of 2,382,500 shares of common stock which include 2,125,000 shares of our common stock, which we refer to as the “Founder Shares,” that were issued prior to our initial public offering (“IPO”) and 257,500 shares of common stock that make part of the private units, which we refer to as the “Private Units,” that were purchased by our sponsor in a private placement which occurred simultaneously with the completion of the IPO.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or June 1, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of May 10, 2023, there was approximately $118,879,478 (including interest) in the Trust Account. If the Extension Amendment Proposal is approved and the Business Combination Period is extended nine times for a total of nine months from June 13, 2023 to March 13, 2024, the redemption price per share at the meeting for the Business Combination or the Company’s subsequent liquidation will be approximately $10.40 per share before deducting estimated taxes payable, in comparison to the current redemption price of approximately $10.33 per share. In connection with any redemptions that may be paid in connection with the proposed Charter Amendment, the Company shall deduct all accrued income and franchise taxes from the interest earned on the Trust Account before the redemption price per share is calculated and paid. The closing price of the Company’s common stock on May 11, 2023 was $10.27. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal and the Adjournment Proposal are not approved and we do not consummate a business combination by June 13, 2023 (or March 13, 2024 if the Company’s sponsor or its affiliates or designees chooses to extend the period of time to consummate a business combination nine times by an additional one-month each time by depositing $575,000 into the Trust Account for each one-month extension), as in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Units.

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Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

Our Board has fixed the close of business on May 10, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

After careful consideration of all relevant factors, the Board has determined that each of the proposals are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Voting Rights and Revocation of Proxies

The record date with respect to this solicitation is the close of business on May 10, 2023 (the “Record Date”) and only stockholders of record at that time will be entitled to vote at the Special Meeting and any adjournments or postponements thereof.

The shares of the Company’s common stock represented by all validly executed proxies received in time to be taken to the Special Meeting and not previously revoked will be voted at the meeting. This proxy may be revoked by the stockholder at any time prior to its being voted by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. We intend to release this Proxy Statement and the enclosed proxy card to our stockholders on or about May 15, 2023.

Dissenters’ Right of Appraisal

Holders of shares of our common stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Outstanding Shares and Quorum

The number of outstanding shares of common stock entitled to vote at the Special Meeting is 14,632,500. Each share of common stock is entitled to one vote. The presence in person or by proxy at the Special Meeting of the holders of 7,316,251 shares, or a majority of the shares of capital stock issued and outstanding and entitled to vote, represented in person or by proxy, shall constitute a quorum. There is no cumulative voting. Shares that abstain or for which the authority to vote is withheld on certain matters (so- called “broker non-votes”) will be treated as present for quorum purposes on all matters.

Broker Non-Votes

Holders of shares of our common stock that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. If a stockholder does not give instructions to his or her bank or brokerage firm, it will nevertheless be entitled to vote the shares with respect to “routine” items, but it will not be permitted to vote the shares with respect to “non-routine” items. In the case of a non- routine item, such shares will be considered “broker non-votes” on that proposal.

Proposal 1 (Extension Amendment) is a matter that we believe will be considered “non-routine.”

Proposal 2 (Adjournment) is a matter that we believe will be considered “routine.”

Banks or brokerages cannot use discretionary authority to vote shares on Proposal 1 if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

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Required Votes for Each Proposal to Pass

Assuming the presence of a quorum at the Special Meeting:

Proposal	Votes Required	Broker Discretionary Vote Allowed
Extension Amendment	Majority of outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	No
Adjournment	Majority of the outstanding shares represented by virtual attendance or by proxy and entitled to vote thereon at the Special Meeting	Yes

Abstentions and broker non-votes will count as a vote against the first proposal, but will not have an effect on the Adjournment Proposal assuming a quorum is present.

Factors to Consider

When you consider the recommendation of our Board, you should consider, among other things, the following benefits and detriments of the proposals to you as the public stockholders:

●	If the Extension Amendment Proposal is approved, public stockholders will forfeit their right to receive $575,000 for each one-month extension under the current Charter if we seek to extend the Combination Period for each one-month extension, but does not consummate a business combination;

If the Extension Amendment Proposal is approved and the Company extends the Combination Period to March 13, 2024, the additional redemption amount added to the Trust Account will be increased by approximately $0.06 per share (or a per share redemption amount of approximately $10.40 as of May 10, 2023), assuming no redemptions.

●	Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the Record Date. (See “Conversion Rights” below).

●	Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $118,879,478 (including interest) of marketable securities as of May 10, 2023.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, officers and directors have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

our Sponsor has a fiduciary obligation to its respective members, and Joseph Rallo and David Boral (each serving as our Co-President and a Director) have investment and dispositive control over the shares held by the Sponsor. Because Joseph Rallo and David Boral have a fiduciary obligation to both the Company and the Sponsor, they have a conflict of interest when voting;

if the Extension Amendment Proposal is approved, our Sponsor will no longer be required to deposit into the Trust Account $575,000 prior to June 13, 2023 and this amount may not be repaid if a business combination is not consummated to the extent funds are not available outside of the Trust Account;

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if the Extension Amendment Proposal is approved, our Sponsor will deposit in the Trust Account only the lesser of $80,000 and $0.04 for each outstanding share of common stock sold in the Company’s IPO for each one-month extension as an interest-free loan to be repaid by us upon consummation of an initial business combination. No funds from the Trust Account would be used to repay such loans in the event of our liquidation;

unless the Company consummates an initial business combination, the Company’s officers, directors and Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by them to the extent that such expenses exceed the amount of available proceeds from the Company IPO and Private Placement not deposited in the Trust Account;

with certain limited exceptions, 50% of the Company’s Founder Shares will not be transferred, assigned, sold or released from escrow until the earlier of six months after the date of the consummation of our initial business combination and the date the closing price of our common stock equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations and recapitalizations) for any 20 trading days within any 30-trading day period commencing after our initial business combination and the remaining 50% of the insider shares will not be transferred, assigned, sold or released from escrow until six months after the date of the consummation of our initial business combination or earlier in either case if, subsequent to our initial business combination, we complete a liquidation, merger, stock exchange or other similar transaction which results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property;

the Sponsor will benefit from the completion of a business combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate;

because of these interests, our initial stockholders could benefit from the completion of a business combination that is not favorable to its public stockholders and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to public stockholders rather than liquidate. Based on the difference in the purchase price of $0.009 that the Sponsor paid for the Founder Shares, as compared to the purchase price of $10.00 per Public Unit sold in the IPO, the Sponsor may earn a positive rate of return even if the share price of the Combined Company after the Closing falls below the price initially paid for the Units in the Company IPO and the public stockholders experience a negative rate of return following the Closing of the Business Combination;

the fact that Sponsor paid an aggregate of $25,000 (or approximately $0.009 per share) for 3,450,000 Founders Shares. 575,000 Founders Shares were surrendered by the Sponsor to the Company, leaving the Sponsor with 2,875,000 Founder Shares. Such securities may have a value of $28,750,000 at the time of the Business Combination. Because the merger consideration is based on a deemed price per share of $10.00 a share, our Sponsor could make a substantial profit after the initial business combination even if public investors experience substantial losses. Further, the Founder Shares have no redemption rights upon the Company’s liquidation and will be worthless if no business combination is affected;

the fact that the Sponsor, officers and directors, and SHR Ventures, LLC (our director, Mr. Rumbough shares investment and dispositive control over the securities held by SHR Ventures, LLC) currently hold 257,500 private units which were purchased at a price of $10 per unit, or an aggregate value of $2,575,000 and which have no redemption rights upon the Company’s liquidation and will be worthless if no business combination is effect;

the fact that Sponsor has agreed not to redeem any of the Founder Shares in connection with a stockholder vote to approve a proposed initial business combination; and

●	If an initial business combination is not completed, the Sponsor will lose an aggregate of approximately $19.4 million, comprised of the following:

●	approximately $16.5 million (based on the closing price of $10.27 per share of our common stock on the Nasdaq Stock Market as of May 12, 2023) of the 1,607,418 Founder Shares it holds;

●	approximately $2.9 million (based on the closing price of $10.27 per public share on the Nasdaq Stock Market as of May 12, 2023) of the 212,500 Private Units it holds;

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Additionally, if the Extension Amendment Proposal is approved and the Extension Amendment is implemented and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

EFHAC may be subject to the Excise Tax included in the Inflation Reduction Act of 2022 in connection with redemptions of EFHAC Common Stock.

On August 16, 2022, President Biden signed into law the Inflation Reduction Act of 2022 (the “IR Act”), which, among other things, imposes a 1% excise tax on any publicly traded domestic corporation that repurchases its stock after December 31, 2022 (the “Excise Tax”). The Excise Tax is imposed on the fair market value of the repurchased stock, with certain exceptions. Because EFHAC is a Delaware corporation and because its securities trade on Nasdaq, EFHAC is a “covered corporation” within the meaning of the IR Act. While not free from doubt, absent any further guidance from the U.S. Department of the Treasury (the “Treasury”), who has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax, the Excise Tax may apply to any redemptions of EFHAC common stock after December 31, 2022, including redemptions in connection with an initial business combination, extension vote or otherwise, unless an exemption is available. The Excise Tax would be payable by the Company and not by the redeeming holders. Generally, issuances of securities by EFHAC in connection with an initial business combination transaction (including any PIPE transaction at the time of an initial business combination), as well as any other issuances of securities not in connection with an initial business combination, would be expected to reduce the amount of the Excise Tax in connection with redemptions occurring in the same calendar year.

Whether and to what extent the Company would be subject to the Excise Tax in connection with a business combination, extension vote or otherwise would depend on a number of factors, including (i) the fair market value of the redemptions and repurchases in connection with the business combination, extension vote or otherwise, (ii) the structure of a business combination, (iii) the nature and amount of any “PIPE” or other equity issuances in connection with a business combination (or otherwise issued not in connection with a business combination but issued within the same taxable year of a business combination) and (iv) the content of regulations and other guidance from the Treasury. Consequently, the Excise Tax may make a transaction with EFHAC less appealing to potential business combination targets. Finally, based on recently issued interim guidance from the Internal Revenue Service and Treasury, subject to certain exceptions, the Excise Tax should not apply in the event of our complete liquidation.

Payment of the Excise Tax if the Company is subject to the Excise Tax.

We shall not use the proceeds placed in the Trust Account or the interest earned thereon to pay any Excise Tax imposed under the IR Act on any redemptions or stock buybacks by the Company prior to or in connection with our initial business combination. In the event an Excise Tax is imposed on us pursuant to the IR Act in relation to a redemption of securities as described herein, and such tax has not been paid by us to the applicable regulatory authority on or prior to the due date for such a tax, our Sponsor agrees to promptly (but in any event sufficiently prior to the due date for such tax to assure timely payment thereof) either directly pay such tax on behalf of us or advance to us such funds as necessary and appropriate to allow us to timely pay such tax. Our Sponsor agrees not to seek recourse from the Trust Account for any Excise Tax payment.

Voting Procedures

Each share of our common stock that you own in your name entitles you to one vote on each of the proposals for the Special Meeting. Your proxy card shows the number of shares of our common stock that you own.

●	You can vote your shares in advance of the Special Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Special Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares of our common stock will be voted as recommended by our Board. Our Board recommends voting “FOR” the Extension Amendment Proposal and the Adjournment Proposal.

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●	You can attend the Special Meeting virtually and vote telephonically even if you have previously voted by submitting a proxy. However, if your shares of common stock are held in the name of your broker, bank or other nominee, you must get a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares of common stock.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to stockholders at the Special Meeting. The Company has agreed to pay Advantage Proxy its customary fee and out-of-pocket expenses. The Company will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact Advantage Proxy at:

Advantage Proxy

P.O. Box 13581

Des Moines, WA 98198

Toll Free: 877-870-8565

Collect: 206-870-8565

The cost of preparing, assembling, printing and mailing this Proxy Statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Special Meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.

Delivery of Proxy Materials to Households

Only one copy of this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or whom otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Proxy Statement. If you share an address with at least one other stockholder, currently receive one copy of our Proxy Statement at your residence, and would like to receive a separate copy of our Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to EF Hutton Acquisition Corporation I, 24 Shipyard Drive, Suite 102, Hingham, MA 02043; Attention: Benjamin Piggott, or call the Company promptly at (929) 528-0767.

If you share an address with at least one other stockholder and currently receive multiple copies of our Proxy Statement, and you would like to receive a single copy of our Proxy Statement, please specify such request in writing and send such written request to EF Hutton Acquisition Corporation I, 24 Shipyard Drive, Suite 102, Hingham, MA 02043; Attention: Benjamin Piggott.

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Conversion Rights

Pursuant to our currently existing charter, any holders of our public shares may demand that such shares be converted for a pro rata share of the aggregate amount on deposit in the Trust Account, less taxes payable, calculated as of two business days prior to the Special Meeting. Public stockholders may seek to have their shares redeemed regardless of whether they vote for or against the proposals and whether or not they are holders of our common stock as of the Record Date. If you properly exercise your conversion rights, your shares will cease to be outstanding and will represent only the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account which holds the proceeds of our IPO (calculated as of two business days prior to the Special Meeting). For illustrative purposes, based on funds in the Trust Account of approximately $118,879,478 (including interest) on May 10, 2023, the estimated per share conversion price would have been approximately $10.33 (including interest earned through May 10, 2023, but before deducting estimated taxes payable).

In order to exercise your conversion rights, you must:

●	submit a request in writing prior to 5:00 p.m., Eastern time on June 1, 2023 (two business days before the Special Meeting) that we convert your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, NY 10004

Attn: Mark Zimkind

E-mail: mzinkind@continentalstock.com

and

●	deliver your public shares either physically or electronically through The Depository Trust Company to our transfer agent at least two business days before the Special Meeting. Stockholders seeking to exercise their conversion rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two weeks. Stockholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for conversion, once made, may be withdrawn at any time until the deadline for exercising conversion requests (and submitting shares to the transfer agent) and thereafter, with our consent. If you delivered your shares for conversion to our transfer agent and decide within the required timeframe not to exercise your conversion rights, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the phone number or address listed above.

Prior to exercising conversion rights, stockholders should verify the market price of our common stock, as they may receive higher proceeds from the sale of their common stock in the public market than from exercising their conversion rights if the market price per share is higher than the conversion price. We cannot assure you that you will be able to sell your shares of our common stock in the open market, even if the market price per share is higher than the conversion price stated above, as there may not be sufficient liquidity in our common stock when you wish to sell your shares.

If you exercise your conversion rights, your shares of our common stock will cease to be outstanding immediately prior to the Special Meeting (assuming the Extension Amendment Proposal is approved) and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request conversion.

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If the Extension Amendment Proposal is not approved and we do not consummate an initial business combination by June 13, 2023 (or March 13, 2024 if the Company’s sponsor or its affiliates or designees chooses to extend the period of time to consummate a business combination nine times by an additional one-month each time by depositing $575,000 into the Trust Account for each one-month extension), we will be required to dissolve and liquidate our Trust Account by returning then remaining funds in such account to the public stockholders and our rights to purchase common stock will expire worthless.

Holders of outstanding units must separate the underlying public shares and public rights prior to exercising conversion rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company with written instructions to separate such units into public shares and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units.

If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to Continental Stock Transfer & Trust Company. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (“DWAC”) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public rights. This must be completed far enough in advance to permit your nominee to exercise your conversion rights with respect to the public shares upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your conversion rights.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our voting securities by (i) each person who is known by us to be the beneficial owner of more than 5% of our issued and outstanding common stock, (ii) each of our officers and directors, and (iii) all of our officers and directors as a group as of the Record Date. The percentages below are based on 14,632,500 shares of the Company’s common stock issued and outstanding as of the date of this Proxy Statement, including common shares underlying the Company’s units. The following table does not reflect record of beneficial ownership of the rights included in the units or the private rights issued pursuant to the Company’s initial public offering as these rights are not convertible until consummation of the Company’s initial business combination.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
EF Hutton Partners, LLC(1)(2)	1,819,918	12.4%
Joseph Rallo(1)(2)	1,819,918	12.4%
David Boral(1)(2)	1,819,918	12.4%
Kevin M. Bush(1)	84,732	*
Stanley Hutton Rumbough(1) (3)	258,387	1.8%
Paul Hodge Jr.(1)	119,463	*
Thomas Wood(1)	50,000	*
Anne Lee(1)	50,000	*
All executive officers and directors as a group (8 individuals)	2,382,500	16.3%
Five Percent Holders
Oaktree Fund GP, LLC(4)	990,000	6.8%
ATW SPAC Management LLC(5)	1,040,000	7.1%
Mangrove Partners (3)	990,000	6.8%
Lighthouse Investment Partners, LLC(7)	1,029,403	7.0%
Boothbay Fund Management, LLC(8)	915,750	6.3%
Taconic Capital Advisors, L.P.(9)	1,065,000	7.3%
Polar Asset Management Partners Inc.(10)	990,000	6.8%
Yakira Partners, L.P. (11)	990,000	6.8%

*	Less than 1%

(1)	The address for EF Hutton Partners, LLC and each of the Company’s officers and directors shall be care of the Company at 24 Shipyard Drive, Suite 102, Hingham, MA 02043.

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(2)	Joseph Rallo and David Boral have investment and dispositive control over the shares held by EF Hutton Partners, LLC.

(3)	Includes the shares held by SHR Ventures, LLC because Mr. Rumbough shares investment and dispositive control over such shares, with the manager of SHR Ventures, LLC.

(4)	Includes the shares held by (i) OCM Value SPAC Holdings, L.P., a Delaware limited partnership (“OCM Value SPAC”), in its capacity as the direct owner of 495,000 units of the Issuer; (ii) OCM Value SPAC Holdings II, L.P., a Delaware limited partnership (“OCM Value SPAC II”), in its capacity as the direct owner of 495,000 units of the Issuer; (iii) Oaktree Fund GP, LLC, a Delaware limited liability company (“Fund GP”), in its capacity as the general partner of each of OCM Value SPAC and OCM Value SPAC II; (iv) Oaktree Fund GP I, L.P., a Delaware limited partnership (“GP I”), in its capacity as the managing member of Fund GP; (v) Oaktree Capital I, L.P., a Delaware limited partnership (“Capital I”), in its capacity as the general partner of GP I; (vi) OCM Holdings I, LLC, a Delaware limited liability company (“Holdings I”), in its capacity as the general partner of Capital I; (vii) Oaktree Holdings, LLC, a Delaware limited liability company (“Holdings”), in its capacity as the managing member of Holdings I; (viii) Oaktree Capital Group, LLC, a Delaware limited liability company (“OCG”), in its capacity as the managing member of Holdings; (ix) Oaktree Capital Group Holdings GP, LLC, a Delaware limited liability company (“OCGH GP”), in its capacity as the indirect owner of the class B units of OCG; (x) Brookfield Corporation (f/k/a Brookfield Asset Management Inc.), an Ontario corporation (“Brookfield”), in its capacity as the indirect owner of the class A units of OCG, in its capacity as such; and (xi) BAM Partners Trust, a trust established under the laws of Ontario (the “BAM Partnership”), in its capacity as the sole owner of Class B Limited Voting Shares of Brookfield. The address of the principal business office of the foregoing parties is 333 S. Grand Avenue, 28th Floor, Los Angeles, CA 90071, except the address of the principal business office of Brookfield and of the BAM Partnership is Brookfield Place, Suite 300, 181 Bay Street, P.O. Box 762, Toronto, Ontario, Canada M5J 2T3. This information is based upon a Schedule 13G filed by the foregoing parties on February 14, 2023.

(5)	Includes the shares held by (i) ATW SPAC Management LLC, (ii) Antonio Ruiz-Gimenez and (iii) Kerry Propper. The address of the principal business office of the foregoing parties is 17 State Street, Suite 2100, New York, NY 10004. This information is based upon a Schedule 13G filed by the foregoing parties on February 14, 2023.

(6)	Includes the shares held by (i) Mangrove Partners, with a principal address at c/o Maples Corporate Services, Ltd., PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands KY1-1104, (ii) Mangrove Partners Master Fund, Ltd., with a principal address at c/o Maples Corporate Services, Ltd., PO Box 309, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands KY1-1104 and (iii) Nathaniel August, with a principal address at 645 Madison Avenue, 14th Floor, New York, New York 10022. This information is based upon a Schedule 13G filed by the foregoing parties on February 14, 2023.

(7)	Includes the shares held by (i) Lighthouse Investment Partners, LLC (“Lighthouse”), (ii) MAP 136 Segregated Portfolio, a segregated portfolio of LMA SPC (“MAP 136”), (iii) MAP 214 Segregated Portfolio, a segregated portfolio of LMA SPC (“MAP 214”) and (iv) Shaolin Capital Partners SP, a segregated portfolio of PC MAP SPC (“Shaolin”). The address of the principal business office of the foregoing parties is 3801 PGA Boulevard, Suite 500, Palm Beach Gardens, FL 33410. This information is based upon a Schedule 13G filed by the foregoing parties on February 14, 2023.

(8)	Includes the shares held by (i) Boothbay Fund Management, LLC and (ii) Ari Glass. The address of the principal business office of the foregoing parties is 140 East 45th Street, 14yh Floor, New York, NY 10017. This information is based upon a Schedule 13G filed by the foregoing parties on February 10, 2023.

(9)	Includes the shares held by (i) Taconic Capital Advisors L.P. (“Taconic Advisors LP”), (ii) Taconic Capital Advisors UK LLP (“Taconic Advisors UK”), (iii) Taconic Associates LLC (“Taconic Associates”), (iv) Taconic Capital Partners LLC (“Taconic Capital”), (v) Taconic Capital Performance Partners LLC (“Taconic Partners”); and (vi) Frank P. Brosens (“Mr. Brosens”). The address of the principal business of office of each of Taconic Advisors LP, Taconic Associates, Taconic Partners, Taconic Capital and Mr. Brosens is c/o Taconic Capital Advisors L.P. 280 Park Avenue, 5th Floor, New York, NY 10017. The address of the principal business office of Taconic Advisors UK is 55 Grosvenor Street, 4th Floor, London, W1K 3HY, UK. This information is based upon a Schedule 13G filed by the foregoing parties on February 10, 2023.

(10)	Includes the shares held by (i) Polar Asset Management Partners Inc. and (ii) Polar Multi Strategy Master Fund. The address of the principal business office of the foregoing parties is 16 York Street, Suite 2900, Toronto, ON, Canada MSJ 0E6. This information is based upon a Schedule 13G filed by the foregoing parties on February 9, 2023.

(11)	Includes the shares held by (i) Yakira Partners, L.P., (ii) Yakira Enhanced Offshore Fund Ltd. and (iii) MAP 136 Segregated Portfolio. The address of the principal business office of the foregoing parties is 1555 Post Road East, Suite 202, Westport, CT 06880. This information is based upon a Schedule 13G filed by the foregoing parties on January 31, 2023.

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PROPOSAL 1: THE EXTENSION AMENDMENT PROPOSAL

This is a proposal to amend (the “Extension Amendment”) the Company’s amended and restated certificate of incorporation (the “Charter”), to extend the date by which the Company has to consummate a business combination up to nine times, each by an additional one-month, from June 13, 2023 to March 13, 2024 (the “Extended Date”) by depositing into the trust account (the “Trust Account”) the lesser of $80,000 and $0.04 for each outstanding share of common stock sold in the Company’s initial public offering (the “Extension Payment”) for each one-month extension. We refer to this proposal as the “Extension Amendment Proposal.” All stockholders are encouraged to read the proposed Extension Amendment in its entirety for a more complete description of its terms. A copy of the proposed Extension Amendment is attached hereto as Annex A.

If the Extension Amendment Proposal is not approved or if the Board otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date, the Company would wind up its affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment is not approved.

Reasons for the Proposed Extension Amendment

The purpose of the Extension Amendment is to give the right to extend the Combination Period up to nine times, each by an additional one-month, from June 13, 2023 to March 13, 2024 to complete a business combination by depositing into the Trust Account the lesser of $80,000 and $0.04 for each outstanding share of common stock sold in the Company’s initial public offering (the “IPO”) for each one-month extension.

As previously announced, on March 3, 2023, the Company entered into that certain merger agreement (as may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among the Company, Humble Imports Inc., d/b/a ECD Auto Design, a Florida corporation (the “ECD”), ECD Auto Design UK, Ltd., an England and Wales corporation (the “ECD UK”), EFHAC Merger Sub, Inc., a Florida corporation and wholly-owned subsidiary of EFHAC (“Merger Sub”) and Scott Wallace, as the Securityholder Representative.. Pursuant to the Merger Agreement, Merger Sub will merge with and into ECD, with ECD surviving the merger as a wholly-owned subsidiary of EFHAC (the “Merger” or “Business Combination”). In addition, in connection with the consummation of the business combination, EFHAC will be renamed “ECD Automotive Design, Inc.” or such other name designated by ECD by notice to EFHAC. The Merger Agreement provides that the outside date for the closing of the Business Combination (the “Closing”) was September 13, 2023 (the “Outside Date”). All capitalized terms used herein and not defined shall have the meanings ascribed to them in the Merger Agreement.

The Board has unanimously (i) approved and declared advisable the Merger Agreement, the Merger and the other transactions contemplated thereby, and (ii) resolved to recommend approval of the Merger Agreement and related matters by the stockholders of the Company. The Company will hold a meeting of stockholders to consider and approve the proposed Business Combination and a proxy statement/prospectus will be sent to all of the Company’s stockholders. The Company and other parties to the Merger Agreement are working towards satisfaction of the conditions to completion of the Business Combination, including the necessary filings with the U.S. Securities and Exchange Commission related to the transaction, but have determined that there will not be sufficient time before June 13, 2023 to hold a special meeting to obtain the requisite stockholder approval of, and to consummate, the Business Combination. The Company’s management believes that it can close the Business Combination before March 13, 2024 (i.e., the end of the extension period). Under the circumstances, EF Hutton Partners, LLC (the “Sponsor”) wants to pay an extension amount that is substantially less than the $575,000 for the extension provided by the Charter. However, this would be contrary to the interests of our remaining public stockholders, who will have substantially less funds in the Trust Account than if the extension provision was not amended.

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After consultation with the Sponsor, the Company’s management has reasons to believe that, if the Extension Amendment Proposal is approved, the Sponsor or its affiliates will contribute the lesser of $80,000 and $0.04 for each outstanding share of common stock sold in the Company’s IPO for each one-month extension to the Company as a loan (the “Contribution”) for the Company to deposit the funds into the Trust Account as the Extension Payment, prior to the then existing termination date, and to extend the Combination Period up to nine times, each by additional one-month. The Contribution will be deposited in the Trust Account prior to the then existing termination date. The Contribution will bear no interest and will be repayable by the Company to the Sponsor upon consummation of an initial business combination in cash or private placement units at a price of $10 per unit at the option of the Sponsor. The loan will be forgiven by the Sponsor or its affiliates if the Company is unable to consummate an initial business combination except to the extent of any funds held outside of the Trust Account. If the Board otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date, the Company would wind up its affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment Proposal is not approved.

If the Board otherwise determines that the Company will not be able to consummate an initial business combination by June 13, 2023 (or March 13, 2024 if the Company’s sponsor or its affiliates or designees chooses to extend the period of time to consummate a business combination nine times by an additional one month each time by depositing $575,000 into the Trust Account for each one-month extension), the Company would wind up its affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment Proposal is not approved.

As of the date hereof, substantially all of the assets held in the Trust Account are held in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act. There is uncertainty under the Investment Company Act whether certain special purpose acquisition companies, or “SPACs,” with trust account assets held in securities, that do not consummate an initial business combination within 24 months after the effective date the SPAC’s IPO registration statement, would fall within the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. The Company’s IPO registration statement became effective on September 8, 2022. Due to this uncertainty, the Company intends to convert all of the assets held in the Trust Account into cash prior to September 8, 2024 to ensure that the Company does not fall within the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act. However, the longer that the funds in the Trust Account are held in money market funds invested exclusively in such securities, the greater the risk that we may be considered an unregistered investment company, in which case we may be required to liquidate the Company. If we are required to liquidate the Company, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our shares and rights following such a transaction and our rights would expire worthless. See “Risks Related to Being Deemed an Investment Company.”

In connection with the Extension Amendment, public stockholders may elect (the “Election”) to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest not previously released to the Company to pay franchise and income taxes, divided by the number of then outstanding public shares, regardless of whether such public stockholders vote “FOR” or “AGAINST” the Extension Amendment Proposal and Adjournment Proposal, and an Election can also be made by public stockholders who do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting. Public stockholders may make an Election regardless of whether such public stockholders were holders as of the record date. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when the Business Combination is submitted to the stockholders, subject to any limitations set forth in our Charter, as amended by the Extension Amendment (as long as their election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought). Each redemption of shares by our public stockholders will decrease the amount in our Trust Account, which held approximately $118,879,478 (including interest) of marketable securities as of May 10, 2023. In addition, public stockholders who do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Our Sponsor, our officers and directors, hold the right to vote over an aggregate of 2,382,500 shares of common stock which include 2,125,000 shares of our common stock, which we refer to as the “Founder Shares”, that were issued prior to our initial public offering (“IPO”) and 257,500 shares of common stock that make part of the private units, which we refer to as the “Private Units”, that were purchased by our Sponsor in a private placement which occurred simultaneously with the completion of the IPO.

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To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or June 1, 2023). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of May 10, 2023, there was approximately $118,879,478 (including interest) in the Trust Account, and the estimated redemption price is approximately $10.33 per share, before deducting estimated taxes payable. In connection with any redemptions that may be paid in connection with the proposed Charter Amendment, the Company shall deduct all accrued income and franchise taxes from the interest earned on the Trust Account before the redemption price per share is calculated and paid. The closing price of our common stock on May 11, 2023 was $10.27. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Common Stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If the Extension Amendment Proposal is not approved and we do not consummate a business combination by June 13, 2023, as in accordance with our Charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the outstanding public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us (net of taxes payable), divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject (in the case of (ii) and (iii) above) to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our rights, which will expire worthless in the event of our winding up. In the event of a liquidation, our Sponsor, our officers and directors and our other initial stockholders will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Private Units.

Required Vote

Subject to the foregoing, the affirmative vote of at least a majority of the Company’s outstanding common stock, including the Founder Shares, will be required to approve the Extension Amendment Proposal. The approval of the Extension Amendment is essential to the implementation of our Board’s plan to extend the Combination Period. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment. Notwithstanding stockholder approval of the Extension Amendment, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders. Our Board has fixed the close of business on May 10, 2023 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournments or postponements thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournments or postponements thereof.

You are not being asked to vote on any business combination at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on a proposed business combination when it is submitted to stockholders and the right to redeem your public shares into a pro rata portion of the Trust Account in the event a business combination is approved and completed (as long as your election is made at least two (2) business days prior to the meeting at which the stockholders’ vote is sought) or the Company has not consummated the business combination by the Extended Date.

Recommendation

The Board recommends that you vote “FOR” the Extension Amendment Proposal.

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PROPOSAL 2: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the Special Meeting (who has agreed to act accordingly) to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will be presented to our stockholders, from time to time, at the request of the chairman of the Special Meeting. If the Adjournment Proposal is not approved by our stockholders, the chairman of the meeting will not exercise his ability to adjourn the Special Meeting to a later date (which he would otherwise have under the chairman), from time to time, at the request of chairman of the Special Meeting.

Required Vote

If a majority of the shares present in person or by proxy and voting on the matter at the Special Meeting vote for the Adjournment Proposal, the chairman of the special meeting will exercise his or her power to adjourn the meeting as set out above.

Recommendation

The Company’s Board recommends that you vote “FOR” the Adjournment Proposal.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Extension Amendment or the Adjournment by contacting us at the following address or telephone number:

EF Hutton Acquisition Corporation I

24 Shipyard Drive, Suite 102

Hingham, MA 02043

(929) 528-0767

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy

P.O. Box 13581

Des Moines, WA 98198

Toll Free: 877-870-8565

Collect: 206-870-8565

In order to receive timely delivery of the documents in advance of the Special Meeting, you must make your request for information no later than May 24, 2023.

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Annex A

Extension Amendment

AMENDMENT TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION OF

EF HUTTON ACQUISITION CORPORATION I

[●], 2023

EF Hutton Acquisition Corporation I, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1. The name of the Corporation is “EF Hutton Acquisition Corporation I.” The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on March 3, 2021. The Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) was filed with the Secretary of State of Delaware on September 8, 2022.

2. This Amendment to the Amended and Restated Certificate amends the Amended and Restated Certificate.

3. This Amendment to the Amended and Restated Certificate was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

4. The text of Paragraph F of Article FIFTH is hereby amended and restated to read in full as follows:

“E. The Corporation will have until 9 months from the consummation of the IPO to close a Business Combination. However, if the Corporation anticipates that it may not be able to consummate a Business Combination within 9 months, the Corporation may extend the period of time to consummate a Business Combination up to nine times, each by an additional one-month (for a total of up to 18 months to complete a business combination). In order to extend the time available for the Corporation to consummate a Business Combination, our sponsor or its affiliates or designees, prior to the applicable deadline, must deposit into the Trust Fund the lesser of $80,000 and $0.04 for each outstanding share of common stock sold in the Corporation’s IPO on or prior to the date of the applicable deadline for each one-month extension. In the event that the Corporation does not consummate a Business Combination by 9 months from the consummation of the IPO (or up to 18 months if the Corporation extends the period of time to consummate a business combination by the full amount of time and our stockholders have not approved an amendment to our charter extending this time period), the Corporation will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the IPO Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund including interest earned on the funds held in the Trust Fund and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding IPO Shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the DGCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the DGCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the DGCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our private warrants, which will expire worthless if we fail to complete our initial business combination within the 9-month time period (or up to 18-month time period if the Corporation extends the period of time to consummate a Business Combination to the fullest extent).”

A-1

IN WITNESS WHEREOF, EF Hutton Acquisition Corporation I has caused this Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

EF Hutton Acquisition Corporation I

By:
Name:	Benjamin Piggott
Title:	Chief Executive Officer

A-2

PROXY CARD

EF HUTTON ACQUISITION CORPORATION I

PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Benjamin Piggott as proxy of the undersigned to attend the Special Meeting of Stockholders (the “Special Meeting”) of EF Hutton Acquisition Corporation I (the “Company”), to be held via virtual meeting as described in the Proxy Statement on June 1, 2023 at 12:00pm Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Special Meeting, dated May 15, 2023 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	PROPOSAL 1. EXTENSION AMENDMENT — APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EXTEND THE DATE BY WHICH THE COMPANY HAS TO CONSUMMATE A BUSINESS COMBINATION UP TO NINE TIMES, EACH BY AN ADDITIONAL ONE-MONTH, FROM JUNE 13, 2023 TO MARCH 13, 2024 BY DEPOSITING INTO THE TRUST ACCOUNT THE LESSER OF $80,000 AND $0.04 FOR EACH OUTSTANDING SHARE OF COMMON STOCK SOLD IN THE COMPANY’S INITIAL PUBLIC OFFERING FOR EACH ONE-MONTH EXTENSION.

For ☐	Against ☐	Abstain ☐

2.	PROPOSAL 2. ADJOURNMENT — APPROVAL TO DIRECT THE CHAIRMAN OF THE SPECIAL MEETING TO ADJOURN THE SPECIAL MEETING TO A LATER DATE OR DATES, from time to time, at the request of the Chairman of the Special Meeting.

For ☐	Against ☐	Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Special Meeting (Circle one): Yes No

Number of attendees:

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE SPECIAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.

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